SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 10, 2004

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16453	22-2748248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Northpoint Parkway West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued May 10, 2004 announcing the Company’s financial results for the quarterly period ended March 27, 2004.

Item 12. Results of Operations and Financial Condition

On May 10, 2004, HearUSA, Inc. (the “Company”) announced its financial results for the fiscal quarter ended March 27, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains forward looking statements within the meaning of the Securities Litigation Reform Act of 1995, including the Company’s expectation of an increase in revenues from contracted healthcare organizations, the favorable effect of the Medicare legislation on the Company’s contracted healthcare providers, expected revenues from the recently announced contract with the Department of Veterans Affairs, the Company’s expectation that revenues in the Company’s 2004 second quarter will exceed revenues of the second quarter of 2003, and the Company’s expectation that results will improve significantly as 2004 progresses. Potential risks and uncertainties include such factors as the success of the Company’s marketing efforts to the healthcare provider beneficiaries, the successful initiation of the new contract with the Department of Veterans Affairs, changes in market conditions and other risks described in the Company’s Form 10-K filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC.
(Registrant)

Date: May 11, 2004	By:	/s/ Stephen J. Hansbrough

Name: Stephen J. Hansbrough
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued May 10, 2004 announcing the Company’s financial results for the quarterly period ended March 27, 2004.